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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 August 17, 1998

                             TUSCARORA INCORPORATED
             (Exact name of registrant as specified in its charter)

              Pennsylvania                 000-17051           25-1119372
      (State or other jurisdiction        (Commission         (IRS Employer
            of incorporation)             File Number)      Identification No.)

                   800 Fifth Avenue,
              New Brighton, Pennsylvania                            15066
       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:            (724) 843-8200



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Item 5.  Other Events.

                  On August 17, 1998, the Board of Directors of Tuscarora Incorporated (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, without par value (the "Common Stock"), of the Company. The dividend is payable to shareholders of record at the close of business on August 31, 1998 (the "Record Date"). The Board also authorized the issuance of one Right with respect to each share of Common Stock that becomes outstanding after the Record Date and prior to the Distribution Date as defined below (or earlier redemption or expiration of the Rights). Each Right entitles the registered holder, when the Right becomes exercisable, to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (the "Preferred Shares") of the Company at a price of $65 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated August 17, 1998, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agreement").

                  Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding Common Stock or (ii) 10 business days (or such later date as may be determined by the Board of Directors prior to the time a person or group becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Stock (the earlier of such dates being the "Distribution Date"), the Rights will be evidenced, in the case of Common Stock certificates outstanding as of the Record Date, by such Common Stock certificates.

                  The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. With respect to new shares of Common Stock issued in certificated form after the Record Date and prior to the Distribution Date (or earlier redemption or expiration of the Rights), the certificates evidencing such shares will contain a notation incorporating the Rights Agreement by reference. With respect to new shares of Common Stock issued in uncertificated form after the Record Date and prior to the Distribution Date (or earlier redemption or expiration of the Rights) and with respect to shares of Common Stock outstanding on the Record Date which become uncertificated thereafter prior to the Distribution Date (or earlier redemption or expiration of the Rights), any confirmation or advice by the Company with respect to such shares shall contain a notice of the existence of the Rights. Until the Distribution Date (or earlier redemption or expiration of the Rights), holders of record of the Common Stock shall also be the holders of record of the associated Rights and the surrender for transfer of any shares of Common Stock will also constitute the transfer of the associated Rights. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights. The form of Right Certificate is attached to the Rights Agreement as Exhibit B.

                  The Rights are not exercisable until the Distribution Date. The Rights will expire on August 31, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged, in each case, as described below.

                  The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities


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convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

                  The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date (or earlier redemption or expiration of the Rights).

                  Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a cumulative preferential semi-annual dividend payment (or quarterly dividend payment if the Company commences declaration of quarterly dividends on the Common Stock) of the greater of (a) $1 or (b) 100 times the aggregate per share amount of all dividends (other than dividends payable in Common Stock) paid in respect of the Common Stock, subject to adjustment. In the event of liquidation, the holders of the Preferred Shares will be entitled to a preferential liquidation payment of $100 per share plus accrued and unpaid dividends, provided, however, that the holders of the Preferred Shares will be entitled to receive an aggregate amount per share of 100 times the payment made per share of Common Stock. Each Preferred Share will have 100 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each Preferred Share will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

                  Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of the one one-hundredths of a Preferred Share purchasable upon exercise of each Right should approximate the value of one share of Common Stock. The form of Statement With Respect to Shares which sets forth the rights and preferences of the Preferred Shares is attached to the Rights Agreement as Exhibit A.

                  In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive, upon exercise of the Right, that number of shares of Common Stock (or Preferred Shares) having a market value of two times the then current exercise price of the Right. Also, in the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision must be made so that each holder of a Right (other than Rights which have become void) will thereafter have the right to receive, upon the exercise of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the then current exercise price of the Right.

                  At any time after any person or group becomes an Acquiring Person and prior to the acquisition by a person or group of beneficial ownership of 50% or more of the outstanding Common Stock, the Board of Directors may require the exchange of the Rights (other than Rights which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a Preferred Share (or one share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right, subject to adjustment.


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                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued upon exercise of a Right (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

                  At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Common Stock, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), subject to adjustment. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                  The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person, no amendment may adversely affect the interests of the holders of the Rights. Prior to any person becoming an Acquiring Person, the Company may without the consent of the holders of the Rights lower the 20% thresholds referred to above to not less than the greater of (i) the sum of
 .001% and the largest percentage of the outstanding Common Stock then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

                  The Rights have certain antitakeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board because the Rights may be redeemed by the Company at the Redemption Price prior to the time that a person or group acquires beneficial ownership of 20% or more of the Common Stock.

                  A copy of the Rights Agreement is filed with this current report as an exhibit and is incorporated in the foregoing description of the Rights by reference. The description is qualified in its entirety by reference to the Rights Agreement.

Item 7.  Financial Statements and Exhibits.

                  The following exhibits are filed as part of this current report:

Exhibit No.                               Document
-----------       -------------------------------------------------------------
     4.           Rights Agreement, dated August 17, 1998, between Tuscarora
                  Incorporated and ChaseMellon Shareholder Services, L.L.C., with the form of Statement With Respect to Shares setting forth the rights and preferences of the Series A Junior
                  Participating Preferred Stock, par value $.01 per share, of Tuscarora Incorporated attached as Exhibit A, the form of Right Certificate attached as Exhibit B and a Summary of Rights to Purchase Preferred Shares attached as Exhibit C.
                  Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the earlier of (i) the tenth day after public announcement that a person or group of affiliated or associated persons (an
                  "Acquiring Person") has acquired beneficial ownership of 20% or more of the


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                  Company's Common Stock or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to the time a person or group becomes an Acquiring Person) after the commencement of, or the announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the Company's Common Stock. Pursuant to the Rights Agreement, the Summary of Rights to Purchase Preferred Shares will be mailed as soon as practicable following the Record Date to the holders of the Common Stock as of the close of business on the Record Date.

     99.          Press release, dated August 17, 1998.




                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TUSCARORA INCORPORATED
                                            (Registrant)


                                       By:/s/ John P. O'Leary, Jr.
                                          ---------------------------
                                          John P. O'Leary, Jr.,
                                          President and Chief Executive Officer



Date:  August 21, 1998





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                             TUSCARORA INCORPORATED
                                    FORM 8-K
                         DATE OF REPORT: AUGUST 17, 1998

                                  Exhibit Index
                                  -------------

                  The following exhibits are filed as part of this current report on Form 8-K:

   Exhibit No.                               Document
   -----------    -------------------------------------------------------------
       4.         Rights Agreement, dated August 17, 1998, between Tuscarora
                  Incorporated and ChaseMellon Shareholder Services, L.L.C., with the form of Statement With Respect to Shares setting forth the rights and preferences of the Series A Junior
                  Participating Preferred Stock, par value $.01 per share, of Tuscarora Incorporated attached as Exhibit A, the form of Right Certificate attached as Exhibit B and a Summary of Rights to Purchase Preferred Shares attached as Exhibit C.
                  Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the earlier of (i) the tenth day after public announcement that a person or group of affiliated or associated persons (an
                  "Acquiring Person") has acquired beneficial ownership of 20% or more of the Company's Common Stock or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to the time a person or group becomes an Acquiring Person) after the commencement of, or the announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the Company's Common Stock. Pursuant to the Rights Agreement, the Summary of Rights to Purchase Preferred Shares will be mailed as soon as practicable following the Record Date to the holders of the Common Stock as of the close of business on the Record Date.

      99.         Press release, dated August 17, 1998.